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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                         SUPPLEMENT DATED MAY 8, 2009 TO
                          PROSPECTUS DATED MAY 1, 2009

This Supplement is intended to update the prospectus dated May 1, 2009 for John Hancock "VENTURE STRATEGY(R) VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) ("annuity prospectus").

You should read this Supplement together with the annuity prospectus for the Contract you purchased, and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

1. The paragraph regarding the John Hancock Safe Access Account that appears in "V. Description of the Contract - Death Benefit During Accumulation Period - Distribution of Death Benefits" was edited before printing, and appears in the annuity prospectus as follows:

     Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

2. In the revenue sharing table that appears in "Services - Special Compensation and Reimbursement Arrangements" of John Hancock Life Insurance Company (U.S.A.) Separate Account H's Statement of Additional Information, the following firm substitutions were made prior to printing:

Wachovia Securities, LLC (PCG)   became   Wells Fargo Financial Advisors,
                                                     LLC (PCG)

Wachovia Securities, LLC (ISG)   became   Wells Fargo Financial Advisors,
                                                     LLC (ISG)

 Wachovia Securities Financial   became   Wells Fargo Financial Network, LLC
         Network, LLC

                          SUPPLEMENT DATED MAY 8, 2009

0509   333-70864